EXHIBIT A

                          Joint Filer Information

Name:          Appaloosa Investment Limited Partnership I

Address:       c/o Appaloosa Management L.P.
               26 Main Street, 1st Floor
               Chatham, NJ 07928

Designated Filer:     David A. Tepper

Issuer and Ticker Symbol:           Kindred Healthcare, Inc.; Nasdaq/NMS: KIND

Date of Event Requiring Statement:  8/20/03

SIGNATURE:     By:  Appaloosa Management L.P., its general partner
               By:  Appaloosa Partners Inc., its general partner

               By:    /s/ David A. Tepper           8/22/03
                      -------------------------     --------
                      David A. Tepper, President    Date

Name:          Palomino Fund Ltd.

Address:       c/o Appaloosa Management L.P.
               26 Main Street, 1st Floor
               Chatham, NJ 07928



Designated Filer:     David A. Tepper

Issuer and Ticker Symbol:   Kindred Healthcare, Inc.; Nasdaq/NMS: KIND

Date of Event Requiring Statement:  8/20/03

SIGNATURE:     By:  Appaloosa Management L.P., its investment adviser
               By:  Appaloosa Partners Inc., its general partner

               By:    /s/ David A. Tepper           8/22/03
                      -------------------------     -------
                      David A. Tepper, President    Date

Name:          Appaloosa Management L.P.

Address:       c/o Appaloosa Management L.P.
               26 Main Street, 1st Floor
               Chatham, NJ 07928

Designated Filer:     David A. Tepper

Issuer and Ticker Symbol:            Kindred Healthcare, Inc.; Nasdaq/NMS: KIND

Date of Event Requiring Statement:  8/20/03

               By:    /s/ David A. Tepper           8/22/03
                      -------------------------      -------
                      David A. Tepper, President     Date

Name:          Appaloosa Partners Inc.          Kindred Healthcare, Inc. (KIND)

David A. Tepper
c/o Appaloosa Management L.P.
August 22, 2003
26 Main Street, 1st Floor
Chatham, NJ 07928

Address:       c/o Appaloosa Management L.P.
               26 Main Street, 1st Floor
               Chatham, NJ 07928

Designated Filer:     David A. Tepper

Issuer and Ticker Symbol:            Kindred Healthcare, Inc.; Nasdaq/NMS: KIND

Date of Event Requiring Statement:  8/20/03

               By:    /s/ David A. Tepper           8/22/03
                      --------------------------     -------
                      David A. Tepper, President     Date